JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNTS H, R, W and X

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated March 29, 2013 to ANNUITY PROSPECTUSES

Closing of Money Market Investment Options

This Supplement amends the prospectuses for VENTURE® VARIABLE ANNUITY, VENTURE VANTAGE® VARIABLE ANNUITY, VENTURE III® VARIABLE ANNUITY, VENTURE VISION® VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY, WEALTHMARK ML3 VARIABLE ANNUITY, VENTURE® 4 VARIABLE ANNUITY, VENTURE OPPORTUNITY A SHARE VARIABLE ANNUITY, VENTURE OPPORTUNITY B SHARE VARIABLE ANNUITY, INDEPENDENCE VARIABLE ANNUITY, INDEPENDENCE 2000 VARIABLE ANNUITY, INDEPENDENCE PREFERRED VARIABLE ANNUITY and ACCOMMODATOR VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”).

You should read this Supplement together with the current prospectus for the Contract you purchased (the “Annuity Prospectus”) and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy.

Restrictions on New Investments in Money Market Variable Investment Options, effective as of April 29, 2013

Effective April 29, 2013, we will impose additional restrictions on new investments in Investment Options corresponding to the JHVIT money market Portfolios (the “Money Market Investment Options”) that are applicable to the following Contracts:

JHVIT Portfolio	Applicable Contracts
Money Market Trust

VENTURE® VARIABLE ANNUITY, VENTURE VANTAGE® VARIABLE ANNUITY, VENTURE III® VARIABLE ANNUITY, VENTURE VISION® VARIABLE ANNUITY, VENTURE® 4 VARIABLE ANNUITY, VENTURE OPPORTUNITY A SHARE VARIABLE ANNUITY and VENTURE OPPORTUNITY B SHARE VARIABLE ANNUITY

Money Market Trust B

WEALTHMARK VARIABLE ANNUITY, WEALTHMARK ML3 VARIABLE ANNUITY, INDEPENDENCE VARIABLE ANNUITY, INDEPENDENCE 2000 VARIABLE ANNUITY, INDEPENDENCE PREFERRED VARIABLE ANNUITY and ACCOMMODATOR VARIABLE ANNUITY

Under the new restrictions, you will not be permitted to make investments in the Money Market Investment Option after the close of business on Friday, April 26, 2013. We will not impose the new restrictions, however, if: (a) you have all or a portion of your Contract Value invested in the Money Market Investment Option on and after April 29, 2013, and (b) you do not transfer or withdraw all of your Contract Value from the Money Market Investment Option on or after April 29, 2013. If you transfer or withdraw all of your Contract Value out of the Money Market Investment Option on or after April 29, 2013, the new restrictions will apply to your Contract and you will no longer be permitted to make new investments in the Money Market Investment Option.

Change to Frequent Transfer Restrictions

Effective at close of business on April 26, 2013, we will revise each Separate Account’s policy and procedures to discourage frequent trading activity. The two-transfer-per-month limit and the exceptions to the limit, as described in the Annuity Prospectus, will remain in effect. A Contract Owner will be permitted to transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfer-per-month limit, as long as the Contract Owner transfers 100% of the Contract Value in all Variable Investment Options to the Ultra Short Term Bond Investment Option. For a 30-day period after such transfer, the Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. Transfers to the Money Market Investment Option under the Frequent Transfer Restrictions will no longer be allowed.

You should retain this Supplement for future reference.

Supplement dated March 29, 2013

03/13:	333-162245	333-162244
	333-70728	033-79112
	333-70730	033-46217
	333-71074	033-61283
	333-71072	333-138846
	333-70850	333-83558
	333-146591	333-146590
	333-146698	333-146699
	333-164146	333-164145
	333-164142	333-164135